UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.3

Date of Report:
(Date of earliest event reported)
June 4, 2019

Rent-A-Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)

(972) 801-1100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
On June 4, 2019, the Audit Committee of the Board of Directors of Rent-A-Center, Inc. (the “Company”) decided to (i) dismiss KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm and (ii) appointed Ernst & Young (“E&Y”), effective immediately upon the completion of E&Y’s client acceptance procedures, which occurred on June 8, 2019, to serve as the Company's new independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ending December 31, 2019. The Audit Committee made its decision after soliciting proposals from several accounting firms and conducting a thorough formal review. The Company notified KPMG of its decision on June 5, 2019.
During the Company’s fiscal years ended December 31, 2017 and 2018, and the interim period through June 5, 2019, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2018 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The Company provided KPMG with a copy of the disclosures it is making in this Form 8-K and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein.  A copy of KPMG’s letter, dated June 10, 2019, is filed as Exhibit 16.1 to this Form 8-K.
During the Company’s fiscal years ended December 31, 2017 and 2018, and through the interim period through June 5, 2019, neither the Company, nor anyone on behalf of the Company, consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by E&Y to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated June 10, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date:	June 10, 2019	By:	/s/ Maureen B. Short
Maureen B. Short
Executive Vice President - Chief Financial Officer